Exhibit 99.1
For immediate release
NUCRYST Announces Senior Management Change
Wakefield, MA — April 3, 2008 — NUCRYST Pharmaceuticals Corp. (NASDAQ: NCST; TSX: NCS) announced today that Eliot M. Lurier will step down as Vice President Finance & Administration and Chief Financial Officer in order to take a position with another company in a field unrelated to any of NUCRYST’s businesses, effective April 15, 2008. The Company has initiated a search for Mr. Lurier’s successor.
“On behalf of the Board, I want to thank Eliot Lurier for his years of outstanding service and contributions to the growth and development of our business during his tenure at NUCRYST, and we wish him the very best for the future,” said Thomas E. Gardner, Chairman and Chief Executive Officer.
About NUCRYST Pharmaceuticals
NUCRYST Pharmaceuticals (NASDAQ: NCST; TSX: NCS) develops, manufactures and commercializes medical products that fight infection and inflammation using its patented atomically disordered nanocrystalline silver technology. Smith & Nephew plc sell a range of advanced wound care products under their Acticoat™ trade mark. Acticoat™ products incorporate NUCRYST’s SILCRYST™ coatings and are sold in over 30 countries. NUCRYST is also developing pharmaceutical products to address medical conditions that are characterized by both infection and inflammation. The Company has developed its proprietary nanocrystalline silver in a powder form, referred to as NPI 32101 for use in medical devices and as an active pharmaceutical ingredient.
For more information, contact:
Gregory W. Gin
Lazar Partners
212.867.1762
info@nucryst.com

Acticoat™ is a trademark of Smith & Nephew plc
SILCRYST™ is a trademark of NUCRYST Pharmaceuticals Corp.

This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada (collectively “forward-looking statements”). The words “believes”, “expects”, “plans”, “anticipates”, “estimates”, “intends”, “projects”, “may”, “might”, “would”, “will”, “could”, “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this news release include, but are not limited to, statements about: our strategy, future operations, prospects and plans of management and our ability to successfully expand the company’s business. With respect to the forward-looking statements contained in this news release, readers are cautioned that numerous risks, uncertainties and other factors could cause our actual results to differ materially from those indicated in these statements including, but not limited to: difficulties or delays in the initiation, timing, progress and results of our preclinical trials and research and development programs relating to the development of products containing our nanocrystalline silver for treatment of gastroenterology indications; our ability to maintain our collaboration with Smith & Nephew; our reliance on sales of Acticoat™ products with our SILCRYST™ coatings by Smith & Nephew; future sales of Acticoat™ may not be sufficient to adequately fund our research and development plans; our future operation results are uncertain and likely to fluctuate; we may not be able to retain existing and obtain new regulatory approvals for our NPI 32101 barrier cream and any future products; we may not be able to establish successful commercialization programs, through new corporate collaborations or otherwise, for our NPI 32101 barrier cream or for other future products; competition from other silver-based pharmaceutical or medical device companies; our ability to raise additional financing required to fund further research and development, clinical studies and obtain regulatory approvals, on commercially acceptable terms or at all; changes in currency exchange rates; our ability to protect our intellectual property rights and to not infringe on the intellectual property rights of others; our ability to comply with governmental regulations and standards; our ability to successfully attract and retain skilled and experienced personnel; changes in general economic and capital market conditions; other risks and uncertainties unidentified at this time; and management’s response to these factors. Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in forward looking statements. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov and with securities authorities in Canada on SEDAR at www.sedar.com. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and NUCRYST disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future developments or otherwise after the date hereof.